                                                                   EXHIBIT 99.10


                                  June 28, 2001


Broadband Parent Corporation


         I hereby consent to all references to me and my professional history in the Registration Statement on Form S-4 of Broadband Parent Corporation and any amendments thereto, including any Registration Statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. I further consent to the filing of this consent as an exhibit to any such filing.


                                /s/ Vickie Yohe
                                --------------------------------------------
                                Name: Vickie Yohe
                                      --------------------------------------